FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 7, 2008
Expedia, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51447	20-2705720
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3150 139th Avenue S.E., Bellevue, Washington	98005
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (425) 679-7200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
          On February 7, 2008, Expedia, Inc., a Delaware corporation (“Expedia”), issued a press release announcing its financial results for the quarter and year ended December 31, 2007. The full text of this press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.
          Expedia makes reference to non-GAAP financial information in the press release. Information regarding these non-GAAP financial measures is contained in the attached press release.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
99.1	Press release of Expedia, Inc., dated February 7, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.
Date: February 7, 2008	By:	/s/ Michael B. Adler
		Name:	Michael B. Adler
		Title:	Chief Financial Officer

EXHIBIT INDEX
99.1	Press release of Expedia, Inc., dated February 7, 2008.